EXHIBIT 10(v)


                              NON-COMPETITION AGREEMENT


                  This  Agreement  is  dated  as of  ________,  1995,  by and between J. Mark Strong ("Strong") and NMR of America, Inc., a Delaware corporation (collectively, with its subsidiaries, the "Company").

                                W I T N E S S E T H :
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                  WHEREAS, the Company, NMR Sub, Inc., a Delaware corporation
        ("Acquisition"), and Morgan Medical Holdings, Inc., a Colorado corporation ("Morgan"), have entered into an Agreement and Plan of Merger, dated April 11, 1995 (the "Merger Agreement"), which provides for, among other things, the merger of Acquisition with and into
        Morgan,   pursuant  to  which  Morgan  would  become  a  wholly-owned subsidiary of NMR; and

                  WHEREAS, it is a condition to the obligation of NMR to consummate the transactions contemplated by the Merger Agreement that Strong enter into this Non-Competition Agreement on or prior to the closing of the Merger Agreement;

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                  1.   Confidentiality.  (a)  Strong hereby acknowledges that
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        he has acquired  confidential information related to the business and operations of the Company, including without limiting the generality of the foregoing, patient lists, provider agreements and confidential information relating to processes, plans, methods of doing business and special needs of referral sources and patients (collectively, the
        "Confidential  Information").    Strong  acknowledges  that all  such
        information is solely the property of the Company and constitutes confidential information of the Company; that the disclosure thereof would cause substantial loss to the goodwill of the Company; that Strong's knowledge of these matters would enable Strong to compete with the Company in a manner likely to cause the Company irreparable harm; and that the restriction imposed upon Strong would not hamper Strong in earning a living. It is understood and agreed by Strong that he shall not disclose to any party Confidential Information relating to the Company.

                  2.   Non-Competition.     (a)  Strong   hereby  irrevocably
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        warrants, covenants and agrees with the Company that Strong will not, either directly or indirectly through any affiliate or affiliated entity of Strong:










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                  (i)  take any action  that Strong knows or  should know may adversely affect the existing business of the Company with any referral source of the Company;

                  (ii) for a period of five (5) years after the date of this Agreement, participate within any state in which the Company operates diagnostic imaging centers, as an owner, investor, manager, consultant, advisor or otherwise, in the establishment, construction or operation of a facility or be employed by, or serve as an independent contractor to, a facility providing diagnostic imaging procedures, including magnetic resonance imaging or any of the other services in its centers.

                  (iii) for a period of five (5) years after the date of this Agreement, in any way attempt to obtain referral patients or customers from any other doctor, hospital, or their employees, agents, owners or officers, who has referred patients to the Company.

                  (b) The five (5) year period specified in this Section 2 shall be tolled during any period of breach of any of the terms of this Agreement by Strong.

                  (c)  Consultant  understands  that  the  covenants of  this
        Section 2 are the essence of this Agreement, without which the Merger Agreement would not have been entered into by NMR.

                  3.   Definitions.   As  used  herein,  the  term  "referral
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        source" or "referral sources of the Company" shall be defined to mean
        any   person,   firm,   trust,   partnership,  limited   partnership,
        corporation, or any other entity who refers patients to the Company for diagnostic imaging services and shall include all officers, agents, employees, members, stockholders, directors and any and all other persons acting for or on behalf of any of such parties.

                  4.   Remedies.  (a)  Strong agrees that  in the event  of a
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        breach  of  any term  of  this  Agreement,  the Company  will  suffer irreparable harm, and accordingly, shall be entitled to secure an order in any suit brought for that purpose to enjoin Strong from violating any of the provisions of this Agreement and that, pending the hearing and the decision on the application for such order, the Company shall be entitled to a temporary restraining order (or equivalent remedy) without prejudice to any other remedy available to the Company.

                  (b) The provisions of this Agreement shall in no event be construed to be exclusive of any rights or remedies, whether in law or equity, otherwise available to the Company under applicable law.

                  5.   Effect of Prior  Agreements.  This Agreement  contains
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        the  entire understanding between the  Company and Strong relating to the subject matter hereof and supersedes any prior agreement relating to the subject matter hereof between the Company (or any predecessor of the Company) and Strong.


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                  6.   Waiver;  Modification.    This  Agreement  may  not be
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        modified or amended except by an instrument in writing signed  by the
        parties hereto.   No terms  or condition of  this Agreement shall  be
        deemed to have been waived, except by written instrument of the party charged with such waiver. No such written waiver shall be deemed to be a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived. No failure or failures on the part of the Company to enforce any violation by Strong of this Agreement shall constitute a waiver of
        the  Company's  rights  hereunder  to   enforce  all  of  the  terms,
        covenants, provisions and agreements herein contained.

                  7.   Severability.   If, for  any reason, any  provision of
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        this Agreement is held invalid,  such invalidity shall not affect any other provision of this Agreement, and each provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision, and the rest of such provision, together with all other provisions of this Agreement, shall, to the full extent consistent with law, continue in full force and effect. If, in any judicial proceeding, the duration or scope of any covenant or agreement of Strong contained herein shall be adjudicated to be invalid or unenforceable, the parties agree that this Agreement shall be deemed amended to reduce such duration or scope to the extent necessary to permit enforcement of such covenant or agreement, and such amendment shall apply only with respect to the operation of such covenant or agreement in the particular jurisdiction in which such adjudication is made.

                  8.   Notices.   All  notices, requests,  demands  and other
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        communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when personally delivered or three business days after mailing by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  If to the Company:

                       NMR of America, Inc.
                       430 Mountain Avenue
                       Murray Hill, NJ  07974
                       Attention:  John P. O'Malley


                  if to Strong:

                       J. Mark Strong
                       1650 Mullet Court
                       Naples, FL  33940

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             Each party shall be entitled  to specify a different address for the receipt of subsequent notice by giving written notice thereof to the other party in accordance with this Section 8.

                  9.   Headings.   The headings and other captions herein are
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        included solely for  convenience of reference  and shall not  control the meaning and interpretation of any provision of this Agreement.
                  10.  Governing  Law.  This  Agreement has been  executed in
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        the   State  of  New   Jersey,  and  its   validity,  interpretation,
        performance and enforcement shall be governed by the laws of such state.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by their duly authorized officer, and Strong has signed the Agreement, as of the date and year first above written.


        NMR OF AMERICA, INC.:



        ________________________________        Date_________________
        Joseph G. Dasti, President & CEO



        ________________________________        Date_________________
        J. Mark Strong






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